RAMP  SERIES 2004-RS9 TRUST


        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-RS9



                           $950,000,000 (APPROXIMATE)

                               Subject to Revision


                  September 17, 2004 - Computational Materials



Copyright 2004 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any
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not be suitable for all  investors.  The recipient of these  materials must make
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mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates
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The  analysis  in this  report is based on  collateral  information  provided by
Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the
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JPMORGAN




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                                                COMPUTATIONAL MATERIALS FOR
                                                 RAMP SERIES 2004-RS9 TRUST
---------------------------------------------------------------------------



                            LOAN GROUP I NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

------------------------
   MONTH        (%)
------------------------
------------------------
     1         8.05
------------------------
------------------------
     2         6.75
------------------------
------------------------
     3         6.98
------------------------
------------------------
     4         6.75
------------------------
------------------------
     5         6.75
------------------------
------------------------
     6         7.48
------------------------
------------------------
     7         6.75
------------------------
------------------------
     8         6.98
------------------------
------------------------
     9         6.75
------------------------
------------------------
     10        6.98
------------------------
------------------------
     11        6.76
------------------------
------------------------
     12        6.76
------------------------
------------------------
     13        6.98
------------------------
------------------------
     14        6.76
------------------------
------------------------
     15        6.98
------------------------
------------------------
     16        6.76
------------------------
------------------------
     17        6.76
------------------------
------------------------
     18        7.48
------------------------
------------------------
     19        6.76
------------------------
------------------------
     20        6.98
------------------------
------------------------
     21        6.76
------------------------
------------------------
     22        6.98
------------------------
------------------------
     23        6.76
------------------------
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